UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2018

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SELECT ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Post Oak Blvd, Suite 200 Houston, TX 77027
(Address of Principal Executive Offices)

(713) 235-9500
(Registrant’s Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Select Energy Services, Inc. (the “Company” or “Select”) held on May 4, 2018, Select stockholders elected each of the Company’s director nominees who had been nominated to serve until the Company’s 2019 Annual Meeting of Stockholders. David C. Baldwin was re-elected with 99.75% of the votes cast, Richard A. Burnett was re-elected with 99.73% of the votes cast, Robert V. Delaney was re-elected with 99.73% of the votes cast, Adam J. Klein was re-elected with 94.93% of the votes cast, Holli C. Ladhani was re-elected with 98.24% of the votes cast, Keith O. Rattie was re-elected with 99.73% of the votes cast, John D. Schmitz was re-elected with 99.71% of the votes cast, David A. Trice was re-elected with 99.72% of the votes cast, and Douglas J. Wall was re-elected with 94.93% of the votes cast. The ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for fiscal 2018 was approved by 99.99% of the votes cast. The approval and ratification of the Select Energy Services, Inc. Employee Stock Purchase Plan was approved by 99.99% of the votes cast. The advisory stockholder vote on the compensation paid to the Company’s named executive officers, as disclosed in Select’s 2018 proxy statement, was approved by 99.62% of the votes cast. The alternatives with respect to the frequency with which Select will conduct future stockholder advisory votes on executive compensation received the following votes (as a percentage of the total votes cast): 73.79% for every 3 years, 1.80% for every 2 years and 24.40% for every year.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

Proposal 1 – Election of Directors.

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
David C. Baldwin	84,361,605	207,875	3,990	--
Richard A. Burnett	84,343,734	225,746	3,990	--
Robert V. Delaney	84,344,872	224,608	3,990	--
Adam J. Klein	80,289,710	4,279,770	3,990	--
Holli C. Ladhani	83,085,702	1,483,778	3,990	--
Keith O. Rattie	84,349,235	220,245	3,990	--
John D. Schmitz	84,329,811	239,624	4,035	--
David A. Trice	84,337,326	232,154	3,990	--
Douglas J. Wall	80,289,699	4,279,781	3,990	--

Proposal 2 – Ratification of the appointment of Grant Thornton LLP as Select’s independent registered public accounting firm for fiscal 2018.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
87,873,162	2,318	372,691	--

Proposal 3 – Approval and ratification the adoption of the Select Energy Services, Inc. Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
84,194,025	6,454	372,991	--

Proposal 4 – Approval, by advisory vote, of the compensation paid to Select’s named executive officers, as disclosed in Select’s 2018 proxy statement.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
83,851,654	318,541	403,275	--

Proposal 5 – Approval, by advisory vote, of the frequency with which Select Energy Services, Inc. will conduct future stockholder advisory votes on executive compensation, as disclosed in Select’s 2018 proxy statement.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
20,409,222	1,507,886	61,718,554	937,808

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2018

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel & Corporate
Secretary